                AmeriCredit Automobile Receivables Trust 1996-C
               Class A-1 5.574% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.40% Asset Backed Notes
                        6.65% Asset Backed Certificates
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile
Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle
National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     07/15/96
Monthly Period Ending:   08/31/96

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

 A.       Beginning of period Aggregate Principal Balance                                     $133,813,733
                                                                                              ------------

 B.       Purchase of Subsequent Receivables                                                             0
                                                                                              ------------

 C.       Monthly Principal Amounts

   (1)     Collections on Receivables outstanding
                              at end of period                        5,369,873
                                                                      ---------
   (2)     Collections on Receivables paid off
             during period                                              999,630
                                                                      ---------
   (3)      Receivables becoming Liquidated Receivables
             during period                                               82,056
                                                                      ---------
   (4)      Receivables becoming Purchased Receivables
             during period
                                                                      ---------
   (5)      Cram Down Losses occurring during period
                                                                      ---------
   (6)      Other Receivables adjustments                                14,786
                                                                      ---------
   (7)      Less amounts allocable to Interest                       (3,375,449)
                                                                      ---------

  Total Monthly Principal Amounts                                                                3,090,896
                                                                                              ------------
 D.       End of period Aggregate Principal Balance
                                                                                              $130,722,837
                                                                                              ------------
                                                                                              ------------

 E.       Pool Factor                                                                            97.690150%
                                                                                              ------------
                                                                                              ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1      Class A-2      Class A-3        TOTAL
                                                            ---------      ---------      ---------        -----
    A.   Beginning of period Note Balance                  $48,000,000      $80,000,000    $40,875,000    $168,875,000
                                                           -----------      -----------    -----------    ------------

    B.   Noteholders' Principal Distributable Amount         3,090,896                0              0       3,090,896
    C.   Noteholders' Accelerated Principal Amount           2,070,186                0              0       2,070,186
    D.   Accelerated Payment Amount Shortfall                  313,258                0              0         313,258
    E.   Note Prepayment Amount                                      0                0              0               0
                                                           -----------      -----------    -----------    ------------

    F.   End of period Note Balance                        $42,525,660      $80,000,000    $40,875,000    $163,400,660
                                                           -----------      -----------    -----------    ------------
                                                           -----------      -----------    -----------    ------------

    G.   Note Pool Factors                                  88.595124%      100.000000%    100.000000%      96.758348%
                                                           -----------      -----------    -----------      ----------
                                                           -----------      -----------    -----------      ----------

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

    A.   Beginning of period Certificate Balance                                                            $6,125,000
                                                                                                            ----------

    B.   Certificateholders' Principal Distributable Amount                                                          0
    C.   Certificateholders' Accelerated Principal Amount                                                            0
    D.   Certificate Prepayment Amount                                                                               0
                                                                                                            ----------

    E.   End of period Certificate Balance                                                                  $6,125,000
                                                                                                            ----------
                                                                                                            ----------

    F.   Certificate Pool Factor                                                                           100.000000%
                                                                                                           -----------
                                                                                                           -----------
IV. RECONCILIATION OF PRE-FUNDING ACCOUNT:

    A.   Beginning of period Pre-Funding Account balance                                                   $41,186,267
                                                                                                           -----------
    B.   Purchase of Subsequent Receivables                           ---------
    C.   Investment Earnings                                            112,865
                                                                      ---------
    D.   Payment of Mandatory Prepayment Amount                                                                112,865
                                                                      ---------                            -----------
    E.   End of period Pre-Funding Account balance                                                         $41,299,132
                                                                                                           -----------
                                                                                                           -----------

V. RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest  Account balance                                            $351,285
                                                                                                            ----------
    B.   Monthly Capitalized Interest Amount                          (113,330)
                                                                      ---------
    C.   Investment Earnings                                             1,023
                                                                      ---------
    D.   Payment of Overfunded Capitalized Interest Account           ---------
    E.   Payment of Remaining Capitalized Interest Account
                                                                      ---------
                                                                                                             (112,307)
                                                                                                            ----------
    F.   End of period Capitalized Interest Account balance                                                   $238,978
                                                                                                            ----------
                                                                                                            ----------

VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:

         (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                        $6,369,503
                                                                     ----------
         (2)  Liquidation Proceeds collected
                during period                                            61,433
                                                                     ----------
         (3)  Purchase Amounts deposited in Collection
                Account
                                                                     ----------
         (4)  Investment Earnings                                        11,636
                                                                     ----------
         (5)  Collection of Supplemental Servicing Fees                  18,464
                                                                     ----------
         (6)  Monthly Capitalized Interest Amount                       113,330
                                                                     ----------
         (7)  Mandatory Prepayment Amount
                                                                     ----------

         Total Available Funds                                                                               6,574,366
                                                                                                            ----------

    B.   Distributions:

         (1)  Agent fees                                                  4,669
                                                                     ----------
         (2)  Base Servicing Fee and Supplemental Servicing Fees        400,186
                                                                     ----------
         (3)  Noteholders' Interest Distributable Amount
              (a)  Class A - 1                                          252,688
                                                                     ----------
              (b)  Class A - 2                                          420,065
                                                                     ----------
              (c)  Class A - 3                                          247,067
                                                                     ----------

         (4)  Noteholders' Principal Distributable Amount
              (a)  Class A - 1                                        3,090,896
                                                                     ----------
              (b)  Class A - 2                                                0
                                                                     ----------
              (c)  Class A - 3                                                0
                                                                     ----------

         (5)  Certificateholders' Interest Distributable Amount          38,468
                                                                     ----------
         (6)  Certificateholders' Principal Distributable Amount              0
                                                                     ----------
         (7)  Security Insurer Premiums                                  50,140
                                                                     ----------

         Total distributions                                                                                 4,504,180
                                                                                                            ----------

    C.   Excess Available Funds  (or Deficiency Claim Amount )                                               2,070,186
                                                                                                            ----------

    D.   Noteholders' Accelerated Principal Amount                                                          (2,070,186)
                                                                                                            -----------

    E.   Certificateholders' Accelerated Principal Amount
                                                                                                            -----------

    F.   Deposit to Spread Account                                                                                  $0
                                                                                                            ----------
                                                                                                            ----------



VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.  Excess Available Funds (VI.C.)                                                     $2,070,186
                                                                                         -------------
     B.  Pro Forma Security Balance                                                        171,909,104
                                                                                         -------------
     C.  Required Pro Forma Security Balance                                               163,313,649
                                                                                         -------------
     D.  Excess of Pro Forma Balance over Required Balance                                   8,595,455
                                                                                         -------------
     E.  End of Period  Class A-1 Note Balance                                              44,909,104
                                                                                         -------------
     F.  Greater of D. or E.                                                                44,909,104
                                                                                         -------------
     G.  Accelerated Principal Amount (lesser of  A. or F.)                                                 $2,070,186
                                                                                                         -------------
                                                                                                         -------------

VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.  Pro Forma Security Balance                                                       $171,909,104
                                                                                         -------------
     B.  Required Pro Forma Security Balance                                               163,313,649
                                                                                         -------------
     C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                         8,595,455
                                                                                         -------------
     D.  End of Period  Class A-1 Note Balance                                              44,909,104
                                                                                         -------------
     E.  Greater of C. or D.                                                                44,909,104
                                                                                         -------------
     F.  Excess Available Funds (VI.C.)                                                      2,070,186
                                                                                         -------------

     G.  Investment Earnings on Collection Account                                              11,636
                                                                                         -------------

     H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                  $42,850,554
                                                                                                          ------------
                                                                                                          ------------
IX. RECONCILIATION OF SPREAD ACCOUNT:

     A.  Beginning of period Spread Account balance                                                        $12,043,237
                                                                                                          ------------

     B.  Additions to Spread Account
         (1)  Deposits from Collections Account (VI.F.)                                             0
                                                                                         ------------
         (2)  Investment Earnings                                                              35,076
                                                                                         ------------
         (3)  Deposits Related to Subsequent Receivables Purchases
                                                                                         ------------

     Total Additions                                                                                            35,076
                                                                                                            ----------

     C.  Spread Account balance prior to withdrawals                                                        12,078,313
                                                                                                            ----------

     D.  Requisite Amount of Spread Account
         (1)  9% of end of period Aggregate Principal Balance                              11,765,055
                                                                                         ------------
         (2)  $100,000                                                                        100,000
                                                                                         ------------
         (3)  $3,500,000                                                                    3,500,000
                                                                                         ------------
         (4)  End of period Note and Certificate Balance                                  171,909,104
                                                                                         ------------
         (5)  Lesser of (3) or (4)                                                          3,500,000
                                                                                         ------------
         (6)  Greater of (2) or (5)                                                         3,500,000
                                                                                         ------------
         (7)  15% of end of period Aggregate Principal Balance
                  if Trigger Date                                                        ------------

         Requisite Amount of Spread Account (greater
                 of (1) or (6) or (7) if applicable )                                                       11,765,055
                                                                                                          ------------

    E.   Withdrawals from Spread Account
         (1)  Priority First - Deficiency Claim Amount                                   ------------
         (2)  Priority Second through Third                                              ------------
         (3)  Priority Fourth - Accelerated Payment Amount Shortfall     42,850,554
                                                                       ------------
               Accelerated Payment Amount Shortfall in Excess of
                Requisite Amount                                                              313,258
                                                                                         ------------
         (4)  Priority Fifth through Sixth                                               ------------
         (5)  Priority Seventh - to Servicer                                                        0
                                                                                         ------------


         Total withdrawals                                                                                     313,258
                                                                                                          ------------

    F.   End of period Spread Account balance                                                              $11,765,055
                                                                                                           -----------
                                                                                                           -----------

X.  PERFORMANCE TESTS:

    A.   Delinquency Ratio
         (1)   Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period   (XI.)                          $6,959,126
                                                                  -----------
         (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                  -----------
         (3)   Beginning of period Principal Balance              133,813,733
                                                                  -----------
         (4)   Delinquency Ratio (1)+(2) divided by (3)                                5.20%
                                                                                ------------
         (5)   Previous Monthly Period Delinquency Ratio
                                                                                ------------
         (6)   Second previous Monthly Period Delinquency Ratio
                                                                                ------------
         (7)   Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                          1.73%
                                                                                ------------
         (8)   Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                      yes
                                                                                ------------


    B.   Default Ratio
         (1)   Receivables becoming Defaulted Receivables
                 during period                                       $428,720
                                                                  -----------
         (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                  -----------
         (3)   Beginning of period Principal Balance              133,813,733
                                                                  -----------
         (4)   Default Ratio (1)+(2) x 12 divided by (3)                               3.84%
                                                                                ------------
         (5)   Previous Monthly Period Default Ratio
                                                                                ------------
         (6)   Second previous Monthly Period Default Ratio
                                                                                ------------
         (7)   Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                          1.28%
                                                                                ------------
         (8)   Compliance (Default Test Failure is a
                 Default Ratio equal to or greater than 21%)                          yes
                                                                                ------------


    C.   Net Loss Ratio
         (1)   Receivables becoming Liquidated Receivables
                 during period                                        $82,056
                                                                  -----------
         (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                  -----------
         (3)   Cram Down Losses occurring during period
                                                                  -----------
         (4)   Liquidation Proceeds collected
                 during period                                         61,433
                                                                  -----------
         (5)   Beginning of period Principal Balance              133,813,733
                                                                  -----------
         (6)   Net  Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                        0.18%
                                                                                ------------
         (7)   Previous Monthly Period Net Loss Ratio
                                                                                ------------
         (8)   Second previous Monthly Period Net Loss Ratio
                                                                                ------------
         (9)   Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                          0.06%
                                                                                ------------
         (10)  Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                         yes
                                                                                ------------


XI. DELINQUENCY:

    A.   Receivables with Scheduled Payment delinquent
         (1)   31-60 days                                        #        530     $5,611,960
                                                                  -----------   ------------
         (2)   61-90 days                                                 117      1,251,089
                                                                  -----------   ------------
         (3)   over 90 days                                                 7         96,077
                                                                  -----------   ------------

          Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                           654     $6,959,126
                                                                  -----------   ------------

XII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                  12,420
                                                                                ------------

      B.   Number of Subsequent Receivables Purchased
                                                                                ------------

      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                     9
                                                                                ------------

      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                ------------

      E.   Number of Receivables paid off during period                                  103
                                                                                ------------

      F.   End of period number of Receivables                                        12,308
                                                                                ------------
                                                                                ------------

XIII. STATISTICAL DATA:

       A.   Weighted Average APR of the Receivables                                   20.44%
                                                                                ------------

       B.   Weighted Average Remaining Term of the Receivables                         48.85
                                                                                ------------

       C.   Average Receivable Balance                                               $10,621
                                                                                ------------

       D.   Aggregate Realized Losses                                                $20,623
                                                                                ------------




AmeriCredit Financial Services, Inc.


By:       /s/ Preston Miller
          ----------------------------------
Name:     Preston Miller
          ----------------------------------
Title:    Vice-President and Controller
          ----------------------------------

Date:     September 6, 1996
          ----------------------------------